Exhibit 10.1

CLEAN DIESEL TECHNOLOGIES INC.
883,862 shares of Common Stock
Series B Pre-Funded Warrants to Purchase 1,686,138 shares of Common Stock and Series A Warrants to Purchase 771,000 shares of Common Stock

PLACEMENT AGENT AGREEMENT

November 23, 2015

OPPENHEIMER & CO. INC.
85 Broad Street
New York, NY 10004

Dear Sirs:

1.             INTRODUCTION. Clean Diesel Technologies Inc., a Delaware corporation (the “Company”), proposes to issue and sell directly to various investors (each, an “Investor” and, collectively, the “Investors”) through the several placement agents named in Schedule A hereto (collectively, the “Placement Agents”), pursuant to the terms and conditions of this Placement Agent Agreement (this “Agreement”) and the Securities Purchase Agreements in the form of Exhibit A attached hereto (the “Subscription Agreement”) entered into with such Investors, up to an aggregate of $3,118,538.62 of registered and unregistered securities, including, but not limited to, shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), Series B pre-funded common stock purchase warrants (the “Prefunded Warrants”) and Series A common stock purchase warrants (the “Series A Warrants” and, together with the Prefunded Warrants, the “Warrants” and the Warrants together with the Shares and the Common Stock underlying the Warrants, the “Securities”).  The forms of each of the Warrants are attached hereto as Exhibits B-1 and B-2.  The Company hereby confirms its agreement with Oppenheimer to act as Placement Agent in accordance with the terms and conditions hereof.  The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below).  Oppenheimer & Co. Inc. is acting as the representative of the several Placement Agents and in such capacity is hereinafter referred to as the “Representative.”

2.             AGREEMENT TO ACT AS PLACEMENT AGENTS; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)           On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agents shall be the exclusive Placement Agents in connection with the offering and sale by the Company of the Shares and Prefunded Warrants from time to time pursuant to the Registration Statement (as defined below)(such offering, the “Public Offering”), together with a concurrent private placement of the Series A Warrants to qualified institutional buyers and a limited number of accredited investors, with the terms of such offering (such private placement, together with the Public Offering, the “Offering”) to be subject to market conditions and negotiations between the Company and the prospective Investors. The Placement Agents will act on a reasonable efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agents or any of their affiliates be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agents shall act solely as the Company’s agents and not as principals. The Placement Agents shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at the Closing (as defined below).

(b)           Until the Closing Date or earlier upon termination of this Agreement pursuant to Section 9 the Company shall not, without the prior written consent of the Representative, solicit or accept offers to purchase the Securities otherwise than through the Placement Agents.

(c)           Subject to the provisions of this Section 2, offers for the purchase of Securities may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable.  The Placement Agents shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent of the Company.  The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.  The Placement Agents shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d)           The purchases of Securities by the Investors shall be evidenced by the execution of a Subscription Agreement by each of the Investors and the Company.

(e)           As compensation for services rendered, on the Closing Date (as defined in Section 4 hereof), the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Representative, an aggregate amount equal to six percent (6%) of the gross proceeds received by the Company (the “Placement Fee”) from the sale of the Securities on such Closing Date that were solicited by the Placement Agents.  The Placement Agents may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee paid to the Placement Agents.

(f)            No Securities which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such securities shall have been delivered to the Investor thereof against payment by such Investor. If the Company shall default in its obligations to deliver such securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 8(c) herein.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agents that:

(a)           The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-204309), which became effective on November 17, 2015 (the “Effective Date”), including a base prospectus relating to the securities registered pursuant to such Registration Statement (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement, for the registration of certain securities of the Company, including the Shares, the Prefunded Warrants being sold hereby and the shares of Common Stock underlying the Prefunded Warrants (collectively, the “Registered Securities”), but not including the Series A Warrants or the shares of Common Stock underlying the Series A Warrants (collectively, the “Unregistered Securities”). The term “Registration Statement” as used in this Agreement means such registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A under the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) under the Rules and Regulations. The term “Prospectus,” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) under the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agents by the Company for use in connection with the offering and sale of the Registered Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) under the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agents for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “Rule 462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such Rule 462(b) Registration Statement.

(b)           As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) any General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) under the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or will include, any untrue statement of a material fact or omitted or as of the Closing Date will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 9:00 A.M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule B to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Rules and Regulations.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c)           No order preventing or suspending the use of the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the Public Offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus (if any), at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17).

(d)           At the time the Registration Statement became or becomes effective, at the date of this Agreement and at the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Placement Agents specifically for inclusion therein specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17).

(e)           Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Registered Securities or until any earlier date that the Company notified or notifies the Representative as described in Section 5(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Placement Agents specifically for inclusion therein specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17).

(f)            The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Public Offering other than any Pricing Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 5(b) below. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as defined in Rule 433(d)(8) under the Rules and Regulations), if any, in the time and manner required under Rules 163(b)(2) and 433(d) under the Rules and Regulations.

(h)           BDO USA LLP, who have certified certain financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, BDO USA LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(i)            The Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of each of their respective jurisdictions of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business or prospects of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the Registration Statement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: Clean Diesel Technologies Limited, Catalytic Solutions, Inc., CSI Aliso, Inc., Catalytic Solutions Holdings, Inc., ECS Holdings, Inc., Engine Control Systems, Ltd., Engine Control Systems Limited, and CDTI Sweden AB (each, a “Subsidiary” and, collectively, the “Subsidiaries”).

(j)            The Company has the full right, power and authority to enter into this Agreement, the Warrants and the Subscription Agreement and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, the Warrants and the Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(k)           The shares of Common Stock and Warrants to be issued and sold by the Company hereunder and under the Subscription Agreement and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) have been duly authorized and the Common Stock, when issued and delivered against payment therefor as provided herein and in the Subscription Agreement and the Warrant Shares, when issued and delivered against payment therefore as provided in the Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.  The stockholders of the Company have no preemptive rights with respect to the Securities that have not been duly waived or satisfied.  Assuming the accuracy of the representations and warranties made by each of the Investors in the Subscription Agreement, the issuance and sale of the Unregistered Securities will be exempt from the registration requirements under the Securities Act.

(l)            The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. All of the Company’s options and warrants have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described above or accurately described in the Registration Statement, the General Disclosure Package and the Prospectus. The description of the Company’s stock incentive plan, and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(m)          All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(n)           The execution, delivery and performance of this Agreement, the Subscription Agreement and the Warrants by the Company, the issue and sale of the Securities by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both): (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject (each, a “Contract” and, collectively, the “Contracts”); (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any Subsidiary; or, (iii) to the Company’s knowledge, result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets, except with respect to clauses (i) and (iii), any breaches, violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(o)           Neither the Company nor any Subsidiary is in (i) violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other Contract, agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) to the Company’s knowledge, violation of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets is subject except, in the case of clauses (ii) and (iii) of this paragraph(s), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(p)           Except for the registration of the Registered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws and the Financial Industry Regulatory Authority (“FINRA”) in connection with the offering and sale of the Securities by the Company and the Nasdaq Stock Market LLC in connection with the listing of the Shares by the Company, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement, the Subscription Agreement and the Warrants by the Company, the offer or sale of the Securities or the consummation of the transactions contemplated hereby or thereby.

(q)           The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the General Disclosure Package, or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(r)            Neither the Company nor any Subsidiary has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any Subsidiary or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, management, financial position, prospects, stockholders’ equity or results of operations of the Company or any Subsidiary, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(s)            Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there is no legal or governmental action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary could have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(t)            The Company and each Subsidiary possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and each Subsidiary is in compliance with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect, except where any non-compliance or the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, all such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any Subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and, to the Company’s knowledge, there is no reason to believe that any such Governmental Permit will not be renewed.

(u)           Neither the Company nor any Subsidiary is or, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(v)           Neither the Company nor any Subsidiary, nor to the Company’s knowledge, any of the Company’s and any Subsidiary’s officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(w)          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the best of the Company’s knowledge, the Company and each Subsidiary owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statement, the General Disclosure Package and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Subsidiary with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Registration Statement, the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary has complied with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license, except for any such breach or noncompliance that, individually or in the aggregate, would not have a Material Adverse Effect. To the best of the Company’s knowledge, the Company’s and each Subsidiary’s business as now conducted and as proposed to be conducted does not and will not infringe or conflict with any valid patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person, except for any such acts that would not have a Material Adverse Effect. No claim has been made against the Company or any Subsidiary alleging the infringement by the Company or any Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements, other than those that would not have a Material Adverse Effect. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, each of the Company’s and each Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of its business as currently conducted. The Company and each Subsidiary has at all times complied in all material respects with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company or any Subsidiary in the conduct of the Company’s or any Subsidiary’s business. No claims have been asserted or threatened against the Company or any Subsidiary alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any Subsidiary in the conduct of the Company’s or any Subsidiary’s business. The Company and each Subsidiary takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

(x)           The Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company or any Subsidiary, and under which the Company or any Subsidiary holds properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(y)           No organized labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent, and the Company has no actual knowledge of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any Subsidiary.

(z)           The operations of the Company and its subsidiaries are being conducted in material compliance with applicable employment laws, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Employee Benefit Laws is pending or, to the knowledge of the Company, threatened.

(aa)         No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and each Subsidiary has not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification to the extent such loss would have a Material Adverse Effect.

(bb)         To the best of the Company’s knowledge and except as disclosed in the Registration Statement or Prospectus, the Company and each Subsidiary is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances regulated by Environmental Laws (“Hazardous Substances”) by or caused by the Company or any Subsidiary (or, to the Company’s knowledge and without independent investigation, any other entity for whose acts or omissions the Company or any Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; to the Company’s actual knowledge and without independent investigation, there has been no disposal, discharge, emission or other release onto property now leased by the Company or any Subsidiary or into the environment surrounding such property of any Hazardous Substance, except for any such disposal, discharge, emission, or other release in violation of Environmental Laws which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(cc)         The Company and each Subsidiary (i) has timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any

Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (bb), that would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and each Subsidiary has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2010, the Company and each Subsidiary has not incurred any liability for taxes other than in the ordinary course.

(dd)         The Company and each Subsidiary carries, or is covered by, insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

(ee)         The Company and each Subsidiary maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff)          The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(gg)         The minute books of the Company and each Subsidiary have been made available to the Placement Agents and counsel for the Placement Agents, and such books (i) contain a complete summary in all material respects of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company and each Subsidiary (or analogous governing bodies and interest holders, as applicable), since January 1, 2012 through the date of the latest meeting and action, and (ii) accurately, in all material respects, reflect all transactions referred to in such minutes.

(hh)         There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package and the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement, the General Disclosure Package and the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any Subsidiary or any of the other parties thereto, and neither the Company nor any Subsidiary has received notice nor does the Company have any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(ii)           No relationship, direct or indirect, exists between or among the Company and any Subsidiary on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any Subsidiary or any of their affiliates on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

(jj)           No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any Subsidiary because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any Subsidiary under the Securities Act.

(kk)         Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ll)           Except for this Agreement, neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares and the Warrants or any transaction contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus or, to the Company’s knowledge, any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agents’ compensation, as determined by FINRA.

(mm)      No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn)         The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq Capital Market under the symbol “CDTI”, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Capital Market, nor has the Company received any notification that the Commission, the Nasdaq Capital Market or FINRA is contemplating terminating such registration or listing, except as otherwise set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has obtained or will have obtained, or has made or will have made, as applicable, all necessary consents, approvals, authorizations or orders of, or filing, notification or registration with, the Nasdaq Capital Market as required for the listing and trading of the Shares and the Warrant Shares on the Nasdaq Capital Market.

(oo)         The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(pp)         Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is in material compliance with all applicable corporate governance requirements of the Nasdaq Capital Market.

(qq)         Neither the Company nor any Subsidiary, nor, to the best of the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, local or foreign office in violation of any law (including the Foreign Corrupt Practices Act of 1977, as amended) or of the character required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein.

(rr)           There are no transactions, arrangements or other relationships between and/or among the Company or any Subsidiary, any of their affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any Subsidiary’s liquidity or the availability of or requirements for their capital resources required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(ss)          There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(tt)           The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived and the Company has obtained the written consent to the use of such data from such sources, to the extent required, other than such consents the failure of which to obtain is not reasonably likely to result in a Material Adverse Effect.

(uu)         The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(vv)         Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ww)       Neither the Company, nor any Subsidiary, nor any of their affiliates (within the meaning of FINRA Rule 5121(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section l(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(xx)         No approval of the stockholders of the Company under the rules and regulations of the Nasdaq Capital Market is required for the Company to issue and sell the Securities.

(yy)         No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(zz)         Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 180 day period prior to the date on which the Prospectus relating to the Registered Securities most recently was filed with the Commission (“Filing Date”) or thereafter.

(aaa)      None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(bbb)      Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, to the Company’s knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member.  The Company will advise the Representative and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the offering.

(ccc)       The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Securities and documents referred to therein, are accurate, complete and fair.

(ddd)      Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(eee)       Any certificate signed by or on behalf of the Company and delivered to the Placement Agents or to counsel for the Placement Agents shall be deemed to be a representation and warranty by the Company to the Placement Agents as to the matters covered thereby.

(fff)        Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Investors in the Subscription Agreement, is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agents.

4.             THE CLOSING. The time and date of closing (the “Closing”) and delivery of the documents required to be delivered to the Placement Agents pursuant to Sections 5 and 7 hereof shall be at 11:00 A.M., New York time, on            , 2015 (the “Closing Date”) at the office of Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York 10178.

5.             FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agents:

(a)           To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative, and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B and 430C under the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) under the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A under the Rules and

Regulations; to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Representative copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Rules and Regulations) is required in connection with the offering or sale of the Securities; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)           The Company represents and agrees that, unless it obtains the prior consent of the Representative, it has not made and will not, make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Rules and Regulations unless the prior written consent of the Representative has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es] included in Schedule B hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in any of the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Rules and Regulations a free writing prospectus prepared by or on behalf of any Placement Agent that such Placement Agent otherwise would not have been required to file thereunder.

(c)           If at any time when a Prospectus relating to the Registered Securities is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative, and upon the request of the Representative, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Representative, without charge, such number of copies thereof as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Representative.

(d)           If the General Disclosure Package is being used to solicit offers to buy the Registered Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representative, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Representative and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, the Base Prospectus, any Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17).

(f)            To the extent not available on the Commission’s EDGAR system or any successor system, to furnish promptly to the Representative and to counsel for the Representative a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)           To the extent not available on the Commission’s EDGAR system or any successor system, to deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) the Base Prospectus, (iii) each Preliminary Prospectus, (iv) any Issuer Free Writing Prospectus, (v) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii), (iv) and (v) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (vi) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vii) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (vi) and (vii) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (viii) any document incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (viii) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h)           To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) under the Rules and Regulations), an earnings statement of the Company and any Subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as possible after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i)            To take promptly from time to time such actions as the Representative may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of the Securities in such jurisdictions; provided that the Company shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j)            To the extent not available on the Commission’s EDGAR system or any successor system, during the period of two (2) years from the date hereof, to deliver to the Representative, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders (other than reports, proxy statements and other information that is electronically filed with the Commission via EDGAR or any successor system), and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Company’s securities are listed or quoted.

(k)           During the period commencing on and including the date hereof and ending on and including the 90th day following the date of this Agreement (as the same may be extended as described below, the “Lock-Up Period”) the Company will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly offer, sell (including, without limitation, any short sale), assign, transfer, pledge, contract to sell, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Stock, options, rights or warrants to acquire Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (other than is contemplated by this Agreement) or publicly announce any intention to do any of the foregoing; provided, however, that the Company may (i) issue Common Stock, restricted share units and options to purchase Common Stock, shares of Common Stock underlying options or restricted share units granted and other securities, each pursuant to any director or employee equity incentive plan, stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect on the date hereof and described in the General Disclosure Package; (ii) issue Common Stock pursuant to the conversion of securities or the exercise of warrants, which securities or warrants are outstanding on the date hereof and described in the General Disclosure Package; and (iii) adopt a new equity incentive plan or increase the share reserve under an existing equity incentive plan, and file a registration statement on Form S-8 under the Securities Act to register the offer and sale of securities to be issued pursuant to such existing or new equity incentive plan, and issue securities pursuant to such new or existing equity incentive plan (including, without limitation, the issuance of shares of Common Stock upon the exercise of options or the settlement of restricted share units or other securities issued pursuant to such new equity incentive plan), provided that (1) such existing or new equity incentive plan satisfies the transaction requirements of General Instruction A.1 of Form S-8 under the Securities Act and (2) this clause (iii) shall not be available unless each recipient of shares of Common Stock, or securities exchangeable or exercisable for or convertible into or settled with Common Stock, pursuant to such existing or new equity incentive plan shall be contractually prohibited from selling, offering, disposing of or otherwise transferring any such shares or securities during the remainder of the Lock-Up Period.  Notwithstanding the foregoing, if (A) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension (which waiver may be withheld at the sole discretion of the Representative), except that such extension will not apply if (x) the Common Stock is an “actively traded security” (as defined in Regulation M), (y) the Company meets the applicable requirements of Rule 139(a)(1) under the Securities Act in the manner contemplated by NASD Conduct Rule 2711(f)(4), and (z) the provisions of NASD Conduct Rule 2711(f)(4) do not restrict the publication or distribution, by any of the Placement Agents, of any research reports relating to the Company during the 15 days before or after the last day of the Lock-up Period (before giving effect to such extension).  The Company will provide the Representative with prior notice of any such announcement that gives rise to an extension of the Lock-up Period. In addition, The Company will cause each person and entity listed in Schedule C to furnish to the Representative, prior to the Closing Date, a letter, substantially in the form of Exhibit C hereto

(l)            To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the issuance of the Restricted Securities or the resale of any of the Unrestricted Securities under the Securities Act or the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(m)          Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(n)           Until the Representative shall have notified the Company of the completion of the offering of the Securities, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

(o)           Not to take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 5.

(p)           To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(q)           To maintain, at its expense, a registrar and transfer agent for the Shares, the Warrant Shares and the Warrants.

(r)            To apply the net proceeds from the sale of the Shares and the Warrants as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(s)            To use its best efforts to list the Shares and the Warrant Shares, subject to notice of issuance, and to use reasonable best efforts to maintain the listing of the Common Stock on the Nasdaq Capital Market.

(t)            To use its best efforts to assist the Placement Agents with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agents.

(u)           To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares and the Warrants.

(v)           Upon request of any Placement Agent, to furnish, or cause to be furnished, to such Placement Agent an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Placement Agent for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6.             PAYMENT OF EXPENSES.  The Company agrees to pay, or cause to be paid (a) all expenses incurred in connection with the delivery to the Investors of the Securities; (b) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel, but excluding fees and expenses of the Placement Agents’ counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, Any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, and any amendments, supplements and exhibits thereto or any document incorporated by reference therein; (c) all reasonable filing fees and reasonable fees and disbursements of the Company’s counsel incurred in connection with the qualification of the Securities for offering and sale by the Company to the Investors under the securities or blue sky laws of the states and other jurisdictions that the Representative shall have designated and any associated work performed by the Placement Agents’ counsel; (d) the fees and expenses of any transfer agent or registrar; (e) the reasonable filing fees and reasonable fees and disbursements of Placement Agents’ counsel incident to any required review and approval by FINRA, of the terms of the sale of Securities; (f) listing fees, if any, and (g) all other costs and expenses incident to the performance of the obligations  of the Company under this Agreement, including the fees and expenses of the Company’s independent accountants and the travel and other reasonable documented expenses incurred by the Company personnel in connection with any “road show” hereunder that are not otherwise specifically provided for herein (all of the foregoing, the “Company Expenses”).  The Company will also reimburse the Placement Agents for all out-of-pocket accountable expenses,  including, but not limited to, reasonable fees and disbursements of counsel, travel expenses, postage, facsimile and telephone charges) incurred by the Placement Agents in connection with their respective obligations hereunder.  Notwithstanding anything contained herein, the maximum amount payable by the Company for the Placement Agents’ counsel fees, disbursements and other out of pocket expenses pursuant to this Section 6, exclusive of the Company Expenses, shall be $100,000.

7.             CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENTS AND THE INVESTORS, AND THE SALE OF THE SECURITIES. The respective obligations of the Placement Agents hereunder and the Investors under the Subscription Agreement, and the Closing of the sale of the Securities, are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)           No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 5(a) and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)           The Representative shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Representative, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Subscription Agreement, the Securities, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Representative, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           DLA Piper LLP (US) shall have furnished to the Representative such counsel’s written opinion and negative assurance statement, as counsel to the Company, addressed to the Placement Agents and dated the Closing Date in form and substance satisfactory to the Representative and its counsel, and Stewart McKelvey, as counsel to Engine Control Systems Limited, shall have furnished to the Placement Agents such counsel’s written opinion in form and substance satisfactory to the Representative and its counsel.

(e)           The Representative shall have received from BDO USA LLP, a letter, addressed to the Placement Agents, executed and dated on the Closing Date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered public accounting firm with respect to the Company and any Subsidiary within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to placement agents of offerings of the type contemplated by this Agreement, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)            On the effective date of any post-effective amendment to any Registration Statement prior to the Closing Date and on such Closing Date, the Representative shall have received a letter (the “bring-down letter”) from BDO USA, LLP addressed to the Placement Agents and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Placement Agent concurrently with the execution of this Agreement pursuant this Section 6(f).

(g)           The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chief Executive Officer, its President or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change in the financial position or results of operations of the Company or any Subsidiary, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company or any Subsidiary, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)           The Company shall have furnished to the Representative, satisfactory evidence of the good standing of the Company and each of its Subsidiaries in the respective jurisdictions of organization, in each case, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(i)            Since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or incorporate by reference therein as of the date hereof, (i) neither the Company nor any Subsidiary shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary, or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the

Company, otherwise than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (i) is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package.

(j)            No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary.

(k)           Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.

(l)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Subscription Agreement, the General Disclosure Package and the Prospectus.

(m)          The Nasdaq Capital Market shall have approved the listing of the Shares and the Warrant Shares, subject only to official notice of issuance.

(n)           The Representative shall have received on or prior to the date of this Agreement the written agreements, substantially in the form of Exhibit C hereto, of the executive officers and directors, of the Company listed in Schedule B to this Agreement.

(o)           The Company shall have entered into the Subscription Agreement with each of the Investors and the Subscription Agreement shall be in full force and effect.

(p)           The Company shall have furnished to the Representative a Secretary’s Certificate of the Company, in form and substance reasonably satisfactory to counsel for the Representative.

(q)           The Company shall have furnished to the Representative a certificate, dated such Closing Date, signed by the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative.

(r)            FINRA shall have raised no objection as to the amount of compensation allowable or payable to the Placement Agents as described in the General Disclosure Package, any Pricing Prospectus or any Preliminary Prospectus.

(s)            Prior to the Closing Date, the Company shall have furnished to the Representative such further information, opinions, certificates, letters or documents as the Representative shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representative.

8.             INDEMNIFICATION AND CONTRIBUTION.

(a)           The Company shall indemnify and hold harmlesseach Placement Agent, its respective affiliates and each of its respective directors, officers, members, employees, representatives and agents and its respective affiliates, and its respective directors, officers, members, employees, representatives and agents and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (B) the omission or alleged omission to state in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any breach of the representations and warranties of the Company contained herein or in the Subscription Agreement or failure of the Company to perform its obligations hereunder or thereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act, by such applicable Placement Agent in connection with, or relating in any manner to, the Securities or the Offering, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 8(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such act or failure to act undertaken or omitted to be taken by such applicable Placement Agent through its gross negligence or willful misconduct), and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein made in reliance upon and in conformity with written information furnished to the Company through the Representative by any Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Placement Agent Indemnified Party.

(b)           The Placement Agents, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (ii) the omission or alleged omission to state in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by such Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agents’ Information as defined in Section 17 and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. Notwithstanding the provisions of this Section 8(b) in no event shall any indemnity by the Placement Agent under this Section 8(b) exceed the total compensation received by such Placement Agent in accordance with Section 2.5.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8 notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 8(a) or Section 2.6 or the Representative in the case of a claim for indemnification under Section 8(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representative if the indemnified parties under this Section 8 consist of any Placement Agent Indemnified Party or by the Company if the indemnified parties under this Section 8 consist of any Company Indemnified Parties. Subject to this Section 8(c), the amount payable by an indemnifying party under Section 8 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)           If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) of this Section 8(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 8(d) but also the relative fault of the Company on the one hand and the Placement Agents on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total Placement Fee received by the Placement Agents in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Placement Agents on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by the Placement Agents for use in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, consists solely of the Placement Agents’ Information as defined in Section 17. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d). any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 8(d),  neither of the Placement Agents shall be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 2.5 less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.             TERMINATION. The obligations of the Placement Agents hereunder and under the Subscription Agreement may be terminated by the Representative in its absolute discretion by notice given to the Company prior to delivery of and payment for the Shares and the Warrants if, prior to that time, (i) any of the conditions to closing in Section 7 shall not have been satisfied in full and shall not have been expressly waived in writing by the Representative, (ii) any of the events described in Section 7(a), (b), (h) or (i) shall have occurred or (iii) the Investors shall decline to purchase the Shares and the Warrants for any reason permitted under this Agreement or the Subscription Agreement.

10.          REIMBURSEMENT OF PLACEMENT AGENTS’ EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 9, (b) the Company shall fail to tender the Shares and the Warrants for delivery to the Investors for any reason not permitted under this Agreement, (c) the Investors shall decline to purchase the Shares and the Warrants for any reason permitted under this Agreement or (d) the sale of the Shares and the Warrants is not consummated because any condition to the obligations of the Placement Agents set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then subject to the limitations set forth in Section 6 the Company shall reimburse the Placement Agents for the reasonable documented and accountable fees and expenses of the Placement Agents’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares and the Warrants, and upon demand the Company shall pay the full amount thereof.

11.          ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a)           the responsibility of each Placement Agent to the Company is solely contractual in nature, the Placement Agents have been retained solely to act as Placement Agents in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Placement Agents have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agents have advised or is advising the Company on other matters;

(b)           the price of the Shares and the Warrants set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Placement Agents and the Investors, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           it has been advised that each Placement Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that each such Placement Agent does not have any obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)           it waives, to the fullest extent permitted by law, any claims it may have against each Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that such Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.          SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person (including the Investors), other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties and the indemnities of the Placement Agent shall be for the benefit of the Company Indemnified Parties. It is understood that the responsibility of the Placement Agent to the Company is solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

13.          SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Investors or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Sections 9 or 10, the indemnity and contribution agreements contained in Section 8 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

14.          NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Placement Agents, shall be delivered or sent by mail, telex, facsimile transmission or overnight courier to Oppenheimer & Co. Inc., 85 Broad Street, New York, NY 10004, Attention: Eric Helenek, Fax: 212-667-8211 with a copy (which shall not constitute notice) to: Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York 10178, Attention: Michael A. Adelstein, Esq. Fax: (212) 808-7897; and

(b)           if to the Company, shall be delivered or sent by mail, telex, facsimile transmission or overnight courier to Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, CA 93033, Attention: David E. Shea, Chief Financial Officer, Fax: (805) 639-9466, with a copy (which shall not constitute notice) to: DLA Piper LLP (US), 2525 East Camelback Road, Suite 1000, Phoenix, Arizona 85016, Attention: Steven Pidgeon, Esq., Fax: (480) 646-5524.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

15.          DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

16.          GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agents each hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company and the Placement Agents hereby consents to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or the Placement

Agents. The Company and the Placement Agents hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Placement Agent and may be enforced in any other courts in the jurisdiction of which the parties are or may be subject, by suit upon such judgment.

17.          PLACEMENT AGENTS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents’ Information consists solely of the following information in the Prospectus: the statements concerning the Placement Agents contained in the first paragraph under the heading “Plan of Distribution.”

18.          AUTHORITY OF THE REPRESENTATIVE. In connection with this Agreement, the Representative will act for and on behalf of the several Placement Agents, and any action taken under this Agreement by the Representative, will be binding on all the Placement Agents

19.          PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.          GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The Section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representative.

21.          COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by electronically.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,
CLEAN DIESEL TECHNOLOGIES, INC.

		By:	/s/ David E. Shea
		Name:	David E. Shea
		Title:	Chief Financial Officer
Accepted as of the date first above written:
OPPENHEIMER & CO. INC.

By:	/s/ Eric J. Helenek
Name:	Eric J. Helenek
Title:	Managing Director

SCHEDULE A

List of Placement Agents

Oppenheimer & Co. Inc.

Lake Street Capital Markets, LLC

A-1

SCHEDULE B

General Use Free Writing Prospectuses

[None]

B-1

SCHEDULE C

Persons to Execute Lock-Up Agreements

Charles R. Engles, Ph.D., Chairman of the Board

Matthew Beale, CEO and Director

Dr. Till Becker, Director

Lon E. Bell, Ph. D., Director

Bernard H. Cherry, Director

Mungo Park, Director

Christopher J. Harris, President and COO

David E. Shea, CFO

Stephen J. Golden, Ph.D., CTO

Pedro J. Lopez-Baldrich, General Counsel and Secretary

C-1

EXHIBIT A

Form of Subscription Agreement

A-1

EXHIBIT B-1

Form of Series A Warrant

B-1

EXHIBIT B-2

Form of Series B pre-funded Warrant

B-2

EXHIBIT C

Form of Lock Up Agreement

C-1